COMMITMENTS AND CONTINGENCIES - Capital commitments (Details) - Dec. 31, 2022 - Schedule of commitments to purchase certain computer and network equipment and construction-in-progress - Capital Commitments
¥ in Thousands, $ in Thousands
	CNY (¥)	USD ($)
COMMITMENTS AND CONTINGENCIES
2023	¥ 1,615,667	$ 234,250
2024	81,478	11,813
2025	8,420	1,221
2026	874	127
2027	11,371	1,649
2028 and thereafter	104	15
Commitments to purchase	¥ 1,717,914	$ 249,075